W.W. GRAINGER, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
For the Fourth Quarter Ended December 31, 2003
(Unaudited)

Company Contacts: W. D. Chapman 847-535-0881 N. A. Hobor 847-535-0065 Issued: January 29, 2004

Fourth Quarter Highlights

  Sales of $1.2 billion were up 3% versus 2002.

  Gross profit margins increased as a result of a required accounting reclassification (see note on EITF Issue 02-16 on page 9), increasing both gross profit and operating expenses. As a result there was no effect on operating earnings.

  Operating earnings for the quarter of $109 million were flat versus 2002.

  Earnings per share for the quarter of $0.67 were flat versus 2002.

Contents

I.		EARNINGS REVIEW	2
II.		BALANCE SHEET DATA	4
III.		CASH FLOW DATA	5
IV.		BUSINESS SEGMENT RESULTS	6

	EXHIBITS
	A.	Daily Sales Growth by Segment	10
	B.	Sales by Segment	11
	C.	Operating Earnings by Segment	13

W.W. Grainger, Inc. Supplemental Financial Information for the Fourth Quarter Ended December 31, 2003

I. EARNINGS REVIEW

                                        Net Sales
                                        ---------

                  Three Months Ended               Full Year Ended
              ----------------------------   ------------------------------
                                     ($ in millions)

              12/31/03  12/31/02 Inc/(Dec)   12/31/03   12/31/02  Inc/(Dec)
              --------  -------- ---------   --------   --------  ---------

Net Sales     $  1,154  $  1,120     3%      $  4,667   $  4,644     0%

                    Sales Days                 2003         2002
                    --------------------       ----         ----
                    Fourth Quarter               64           64
                    Total Year                  255          255

Sales in the fourth quarter of 2003 were up 3% compared to the 2002 quarter driven by an increase in the Branch-based Distribution segment and at Lab Safety. The Branch-based Distribution segment benefited from a favorable exchange rate in the Canadian business. Lab Safety benefited from the acquisition of Gempler’s.

                                     Daily Sales Inc/(Dec) 2003 vs. 2002
                              ---------------------------------------------

                               Total     Branch-based    Lab     Integrated
     2003 Month               Company    Distribution   Safety     Supply
----------------------        -------    ------------   ------   ----------
October                          0.2%       (0.1)%       9.6%        (6.8)%
November                         3.9         3.6        10.8          0.9
December                         6.2         5.1        33.6         (1.5)

Fourth Quarter                   3.0%        2.5%       16.1%        (2.8)%
Full Year                        0.5%        0.5%        6.5%        (6.3)%
W.W. Grainger, Inc. Supplemental Financial Information for the Fourth Quarter Ended December 31, 2003

                                   Operating Earnings
                                   ------------------

                      Three Months Ended              Full Year Ended
                   ----------------------------   ----------------------------
                                        ($ in millions)

                   12/31/03  12/31/02  Inc/(Dec)  12/31/03  12/31/02 Inc/(Dec)
                   --------  --------  --------   --------  -------- ---------

Operating Earnings  $ 109     $  109       0%    $    387   $  393       (1)%
Operating Margin      9.4%       9.7%   (0.3)pp       8.3%     8.5%    (0.2)pp
ROIC*                                                20.5%    22.4%    (1.9)pp

The Company’s operating earnings were $109 million for both fourth quarters of 2003 and 2002. Operating earnings were flat for the Branch-based Distribution segment, higher for Lab Safety and lower for Integrated Supply.

The decrease in ROIC was primarily attributable to increased average inventory and capital expenditures, partially offset by a reduction in receivables.

Other Income and Expense

For the 2003 fourth quarter, “Other Income and Expense” was $4.3 million of expense versus $2.9 million of expense for the 2002 quarter. The 2003 quarter included $1.9 million in expense for the write-down of investments in two Asian joint ventures.

Income Taxes

The Company’s effective income tax rate was 40.9% for both fourth quarters of 2003 and 2002. Excluding the effect of equity losses in unconsolidated entities and the write-down of these investments, which are recorded net of tax, the effective income tax rate was 40.0% for 2003 and 40.5% for 2002. This change in effective tax rate was primarily driven by lower non-deductible losses in Mexico and a lower tax rate in Canada.

   *See footnote, page 8.

W.W. Grainger, Inc. Supplemental Financial Information for the Fourth Quarter Ended December 31, 2003

II. BALANCE SHEET DATA

        Selected Balance Sheet data as of December, 2003 (preliminary) and 2002 follow:

	2003	2002

ASSETS	($ in thousands)
Cash and Cash Equivalents	$ 402,824	$ 208,528
Accounts Receivable-net (1)	431,896	423,240
Inventories (2)	661,247	721,178
Other Current Assets	138,922	132,001

Total Current Assets	1,634,889	1,484,947
Property, Buildings, and Equipment-net (3)	731,992	736,807
Investments in Unconsolidated Entities	22,822	15,988
All Other Assets (4)	236,667	199,706

Total Assets	$2,626,370	$2,437,448

LIABILITIES AND SHAREHOLDERS' EQUITY
Short-Term Debt	$ 0	$ 2,967
Current Maturities of Long-Term Debt	144,135	6,505
Trade Accounts Payable	257,805	290,807
Other Current Liabilities	306,392	285,987

Total Current Liabilities	708,332	586,266
Long-Term Debt	4,895	119,693
All Other Liabilities	68,008	63,791
Shareholders' Equity (5)	1,845,135	1,667,698

Total Liabilities and Shareholders' Equity	$2,626,370	$2,437,448

(1)

Accounts receivable-net increased by $9 million, or 2%. This increase is primarily due to the effect of foreign exchange fluctuations and higher December sales, partially offset by improved collections.

(2)

Inventories decreased by $60 million, or 8%. This reflects a volume decline of approximately $80 million primarily due to efficiencies achieved within the logistics network in the Branch-based Distribution segment.  Partially offsetting this decline was a $20 million revaluation due to foreign exchange fluctuations.

(3)	Depreciation and amortization of property, buildings, and equipment amounted to $16 million for the 2003 fourth quarter and $18 million for the 2002 fourth quarter.
(4)	Amortization of capitalized software was $2 million for the fourth quarter of 2003 and $5 million for the 2002 period. This decrease is primarily due to software becoming fully amortized during 2003.
(5)

Common stock outstanding as of December 31, 2003 was 91,020,989 shares as compared with 91,568,055 shares at December 31, 2002. The Company repurchased 443,600 shares during the quarter. As of December 31, 2003, 9.1 million shares of common stock remained under the current repurchase authorization.

W.W. Grainger, Inc. Supplemental Financial Information for the Fourth Quarter Ended December 31, 2003

III. CASH FLOW DATA

The
following is a summarized cash flow statement for the twelve months ended
December 31
(preliminary):

                                                                                   Full
                                                                                   Year
                                                                                   Ended December
31,

($ in thousands)

2003
2002

Cash Flows from Operating Activities:

Net Earnings
$ 226,971

$ 211,567

Depreciation & Amortization
90,253

93,488

Gains on Sales of Investment Securities
(1,208
)
(7,308
)

Write-Down of Investments
1,614

3,192

        Losses/Write-downs
- Unconsolidated Entities
4,209

3,025

Cumulative Effect of Accounting Change
0

23,921

Decrease in Accounts Receivable - net
2,068

27,842

Decrease (Increase) in Inventories
83,530

(97,297
)

(Increase) in Prepaid Expenses
(7
)
(72
)

(Decrease) Increase in Trade Accounts Payable
(37,421
)
14,801

        Increase
(Decrease) in Other Current Liabilities
9,822

(867
)

Other - net
14,792

31,178

Net Cash Provided by Operating Activities
394,623

303,470

Cash Flows from Investing Activities:

Additions to Property, Buildings,

and Equipment - net
(62,438
)
(117,820
)

Additions for Capitalized Software
(5,428
)
(10,047
)

Net Cash Paid for Business Acquisition
(36,713
)
0

Other - net
(1,220
)
22,109

Net Cash Used in Investing Activities
(105,799
)
(105,758
)

Cash Flows from Financing Activities:

Net Decrease in Short-term Debt
(2,967
)
(2,830
)

Cash Dividends Paid and Purchase of

Treasury Stock - net
(108,440
)
(166,349
)

Other - net
13,532

11,126

Net Cash Used in Financing Activities
(97,875
)
(158,053
)

Exchange Rate Effect on Cash and Cash Equivalents
3,347

23

Net Increase in Cash and Cash Equivalents from beginning of year
$ 194,296

$ 39,682

W.W. Grainger, Inc.
Supplemental Financial Information for the Fourth Quarter Ended December 31, 2003

IV. BUSINESS SEGMENT RESULTS

                                        BRANCH-BASED DISTRIBUTION
                                        -------------------------

                          Three Months Ended              Full Year Ended
                    ------------------------------  ----------------------------
                                          ($ in millions)

                    12/31/03  12/31/02   Inc/(Dec) 12/31/03  12/31/02  Inc/(Dec)
                    --------  --------   --------- --------  --------  ---------
Sales                $1,032    $1,007        0%    $ 4,167    $ 4,148       0%
Operating Earnings   $  110    $  110        0%    $   390    $   395     (1)%
Operating Margin       10.6%     10.9%   (0.3)pp       9.4%       9.5%  (0.1)pp
ROIC*                                                 22.7%      24.5%  (1.8)pp

North American Branch
Network

Number of Branches

                                            2003 Fourth Quarter
                       ------------------------------------------------------
                           09/30/03        Opened        Closed    12/31/03
                       -------------    ----------    ----------   ----------
  United States               396            -             -          396
  Canada                      174            -             -          174
  Mexico                        5            -             -            5
                       -------------    ----------    ----------   ----------
       Total                  575            -             -          575
                       =============    ==========    ==========   ==========

                                            2003 Year-to-Date
                       -------------------------------------------------------
                           12/31/02        Opened        Closed      12/31/03
                       -------------    ----------    -----------  -----------
  United States               395            1             -          396
  Canada                      176            -            (2)         174
  Mexico                        5            -             -            5
                       -------------    ----------    -----------  -----------
       Total                  576            1            (2)         575
                       =============    ==========    ===========  ===========

Net Sales – Sales for
this segment were up 3% for the quarter.

Sales in the United States were flat
versus 2002 driven by strong sales to government accounts offset by continued weakness in other customer segments. National account sales were up 4% for the quarter. Sales through the grainger.com web site were $124 million, a 15% increase versus fourth quarter 2002 sales of $108 million.

Sales in Canada increased 23% for the
quarter versus 2002 including the effect of a favorable Canadian exchange rate. In local currency, this business experienced a 3% increase in sales driven by project work in the
Quebec/Atlantic region and increased national account sales.

Sales in Mexico were up 2% for the
quarter versus 2002 driven by telesales and the expansion of two branches in key markets.

*See
footnote, page 8.

W.W. Grainger, Inc.
Supplemental Financial Information for the Fourth Quarter Ended December 31, 2003

BRANCH-BASED
DISTRIBUTION (continued)

Operating Earnings –
Operating earnings for the 2003 fourth quarter were flat compared with the 2002 period, the result of higher gross profits offset by higher operating expenses.

The gross profit margin was flat
versus the comparable 2002 quarter. This included the effect of a $2.6 million reduction in cost of goods sold due to the reclassification of advertising allowances from operating expenses, in accordance with the provisions of EITF Issue 02-16 (see note on page 9). Also contributing to the improvement in gross profit margin were selected pricing actions intended to recover freight and supplier cost increases, and to favorable product mix.
These improvements were offset by an unfavorable change in selling price category mix and higher freight costs related to both the logistics project and increased fuel costs.

Operating expenses were up 4% for the
quarter. This included an increase in operating expense for the $2.6 million reclassification discussed above and approximately $10 million of severance and other costs resulting from the Company's ongoing cost reduction efforts. Operating expenses also included incremental costs related to the logistics project and higher advertising expenses.

                                             LAB SAFETY
                                             ----------

                       Three Months Ended               Full Year Ended
                    ----------------------------  -----------------------------
                                          ($ in millions)
                   12/31/03  12/31/02 Inc/(Dec)  12/31/03  12/31/02 Inc/(Dec)
                   --------  -------- ---------  --------  -------- ---------
Sales                $ 75      $ 65      16%       $305     $287         7%
Operating Earnings   $  9      $  9       4%       $ 42     $ 47       (11)%
Operating Margin     12.4%     13.8%   (1.4)pp     13.7%    16.4%     (2.7)pp
ROIC*                                              36.9%    49.1%    (12.2)pp

Net Sales – Sales
increased for the quarter for Lab Safety, the Company’s direct marketing business.
The increase in sales is attributable to the acquisition of Gempler’s on April 14,
2003. Excluding this acquisition, sales for the quarter were essentially flat.

Operating Earnings –
Operating earnings were up 4% for the quarter. Higher gross profits were partially offset by increased catalog media expenses and increased warehousing costs related to the acquisition of Gempler’s.

*See
footnote, page 8.

W.W. Grainger, Inc. Supplemental Financial Information for the
Fourth Quarter Ended December 31, 2003

                                       INTEGRATED SUPPLY
                                       -----------------

                         Three Months Ended           Full Year Ended
                   -----------------------------  ---------------------------
                                        ($ in millions)

                   12/31/03  12/31/02  Inc/(Dec)  12/31/03  12/31/02 Inc/(Dec)
                   --------  --------  ---------  --------  -------- ---------

Sales               $  51    $   53       (3)%    $  212    $  226      (6)%
Operating Earnings  $ 0.5    $  1.7      (67)%    $  3.2    $  6.2     (49)%
Operating Margin      1.1%      3.2%    (2.1)pp      1.5%      2.8%   (1.3)pp
ROIC*                                               30.7%     55.0%  (24.3)pp

Net Sales – Sales were
down for the quarter primarily due to 6 site disengagements and lower volumes for existing customers, partially offset by incremental sales at 7 new customer locations. Sales for this business unit include product sales and management fees.

Operating Earnings – The
operating earnings decrease was primarily due to lower management fees and higher operating expenses. The management fee decrease was the result of fewer customer locations. The increase in operating expense was driven by an incremental bad debt provision.

*Footnote:

The GAAP financial statements are the source for all amounts used in the Return on
Invested Capital (ROIC) calculation. ROIC is calculated using annualized operating earnings based on year-to-date operating earnings divided by a thirteen point average for net working assets. Net working assets are working assets minus working liabilities defined as follows: working assets equal total assets less cash equivalents (non-operating cash), deferred taxes, and investments in unconsolidated entities, plus the LIFO reserve. Working liabilities are the sum of trade payables, accrued compensation and benefits, accrued contributions to employees’ profit sharing plans, and accrued expenses.

W.W. Grainger, Inc. Supplemental Financial Information for the
Fourth Quarter Ended December 31, 2003

Comments Regarding
Emerging Issues Task Force Issue 02-16

Emerging Issues Task Force (EITF)
Issue 02-16, “Accounting by a Customer (including a Reseller) for Certain
Consideration Received from a Vendor”, was issued by the EITF in November 2002 with transition provisions subsequently issued in January 2003. The January 2003 transition rules stated that Issue 02-16 would apply to all agreements entered into or significantly modified after December 31, 2002.

 The Company’s accounting treatment for vendor
provided funds is consistent with Issue 02-16, with the exception of vendor funded advertising allowances. Grainger has accounted for these allowances as an offset to advertising expenses. Under Issue 02-16, this method is allowable if the allowances are for specific, identifiable and incremental costs incurred by Grainger in marketing the vendor’s products. During 2003, Grainger provided numerous advertising programs to promote its vendors, including catalogs and other printed media, Internet, NASCAR racing and other direct marketing programs. Most of these programs relate to multiple vendors which makes supporting the specific, identifiable and incremental criteria a burdensome process. Based on the administrative complexity and costs to identify and track reimbursements to the exact advertising expenditure for each vendor, the Company elected to treat most vendor advertising allowances as a reduction of cost of goods sold rather than a reduction of operating (advertising) expenses. This change does not have any effect on net earnings.

 Since a majority of the 2003 contracts with provisions for advertising allowances were entered into prior to December 31, 2002, the amounts reclassified in 2003 were not material. In the 2003 fourth quarter, $2.6 million was reclassified from operating expenses to cost of goods sold. For the full year 2003, the total reclassification was $7.9 million.

For 2004, as contracts are renewed,
vendor allowances will be classified in cost of goods sold rather than in operating expenses. The Company will restate prior periods to maintain comparability. The Company estimates that when the year 2003 is restated in 2004, this restatement will be approximately $60 million, in addition to the amounts recognized in 2003.

Forward-Looking
Statements

This
document may contain forward-looking statements under the federal securities laws. The forward-looking statements relate to the Company’s expected future financial results and business plans, strategies and objectives are not historical facts. They are generally identified by qualifiers such as “will”, “projected”,
“estimate” or similar expressions. There are risks and uncertainties the outcome of which could cause the Company’s results to differ materially from what is projected. The forward-looking statements should be read in conjunction with the
Company’s most recent annual report, as well as the Company’s Form 10-K and other reports filed with the Securities Exchange Commission, containing a discussion of the Company’s business and of various factors that may affect it.

– End –

W.W. Grainger, Inc. Supplemental Financial Information for the
Fourth Quarter Ended December 31, 2003

EXHIBIT A

Daily Sales Growth

by Segment

2003 vs. 2002

2002 vs. 2001

Branch-based
Lab
Integrated

Branch-based
Lab
Integrated

Month
Company
Distribution
Safety
Supply

Company
Distribution
Safety
Supply

January
0.6%
1.2%
-5.1%
-4.4%

-7.2%
-7.7%
-14.3%
26.6%

February
0.4%
0.8%
-2.9%
-2.1%

-4.4%
-5.7%
-12.0%
53.9%

March
2.7%
2.7%
2.0%
6.8%

-7.0%
-7.5%
-19.2%
35.8%

First Quarter
1.2%
1.6%
-2.0%
0.1%

-6.3%
-7.0%
-15.4%
37.9%

April
-2.9%
-3.0%
6.1%
-11.2%

-0.8%
-1.3%
-14.9%
43.7%

May
0.2%
-0.2%
10.8%
-6.6%

-4.9%
-5.7%
-9.7%
26.9%

June
-3.0%
-3.1%
5.1%
-12.1%

-1.3%
-1.3%
-9.6%
13.2%

Second Quarter
-1.9%
-2.0%
7.3%
-10.0%

-2.5%
-3.0%
-11.4%
27.1%

July
-2.4%
-2.2%
4.8%
-15.0%

-1.6%
-1.5%
-9.6%
9.3%

August
-0.6%
-0.5%
4.6%
-8.7%

-2.8%
-3.1%
-7.1%
10.8%

September
2.3%
2.8%
7.1%
-13.2%

1.0%
0.6%
-2.8%
17.4%

Third Quarter
-0.2%
0.0%
5.7%
-12.3%

-1.2%
-1.5%
-6.6%
12.5%

October
0.2%
-0.1%
9.6%
-6.8%

0.3%
1.6%
-15.1%
1.0%

November
3.9%
3.6%
10.8%
0.9%

3.0%
3.6%
-4.8%
3.7%

December
6.2%
5.1%
33.6%
-1.5%

-0.1%
1.3%
-18.4%
-2.1%

Fourth Quarter
3.0%
2.5%
16.1%
-2.8%

0.9%
2.0%
-13.0%
0.8%

Full year
0.5%
0.5%
6.5%
-6.3%

-2.3%
-2.4%
-11.7%
18.4%

W.W. Grainger, Inc. Supplemental Financial Information for the
Fourth Quarter Ended December 31, 2003

                EXHIBIT B

                Sales by Segment

                ($000's)

4th Quarter

       Three Months ended December 31, 2003

Branch-based

Lab

Integrated

Distribution

Safety

Supply

Totals

Total net sales
1,032,062

75,372

51,491

1,158,925

Intersegment net sales
(4,022
)
(488
)
--

(4,510
)

Net sales to external customers
1,028,040

74,884

51,491

1,154,415

       Three Months ended December 31, 2002

Branch-based

Lab

Integrated

Distribution

Safety

Supply

Totals

Total net sales
1,006,640

64,918

52,970

1,124,528

Intersegment net sales
(3,727
)
(360
)
--

(4,087
)

Net sales to external customers
1,002,913

64,558

52,970

1,120,441

2003 vs. 2002

Total net sales

2
.5%
16
.1%

       -2

.8%
3
.1%

Intersegment net sales
7
.9%
35
.6%

--
10.3%

Net sales to external customers
2
.5%
16
.0%
-2.8%
3.0%

Year

       Twelve Months ended December 31, 2003

Branch-based

Lab

Integrated

Distribution

Safety

Supply

Totals

Total net sales
4,167,164

305,480

211,679

4,684,323

Intersegment net sales
(15,496
)
(1,813
)
--

(17,309
)

Net sales to external customers
4,151,668

303,667

211,679

4,667,014

       Twelve Months ended December 31, 2002

Branch-based

Lab

Integrated

Distribution

Safety

Supply

Totals

Total net sales
4,147,955

286,797

225,967

4,660,719

Intersegment net sales
(15,411
)
(1,410
)
--

(16,821
)

Net sales to external customers
4,132,544

285,387

225,967

4,643,898

2003 vs. 2002

Total net sales

0
.5%
6
.5%
-6
.3%
0
.5%

Intersegment net sales
0.6%
28
.6%
--
2.9%

Net sales to external customers
0.5%
6
.4%
-6.3%
0.5%

W.W. Grainger, Inc. Supplemental Financial Information for the
Fourth Quarter Ended December 31, 2003

                EXHIBIT B

                Sales by Segment

                ($000's)

1st Quarter

Three Months ended March 31, 2003

Branch-based

Lab

Integrated

Distribution

Safety

Supply

Totals

Total net sales

1,014,872

71,489

57,272

1,143,633

Intersegment net sales

(3,929)

(435)

                                 -

(4,364)

Net sales to external customers

1,010,943

71,054

57,272

1,139,269

Three Months ended March 31, 2002

Branch-based

Lab

Integrated

Distribution

Safety

Supply

Totals

Total net sales

999,311

72,932

57,214

1,129,457

Intersegment net sales

(3,851)

(341)

-

(4,192)

Net sales to external customers

995,460

72,591

57,214

1,125,265

2003 vs. 2002

Total net sales

1.6%

-2.0%

0.1%

1.3%

Intersegment net sales

2.0%

27.6%

                             -

4.1%

Net sales to external customers

1.6%

-2.1%

0.1%

1.2%

2nd Quarter

Three Months ended June 30, 2003

Branch-based Distribution
Lab Safety
Integrated Supply
Totals

Total net sales

1,044,732

79,387

52,829

1,176,948

Intersegment net sales
(3,900
)
(387
)
--

(4,287
)

Net sales to external customers
1,040,832

79,000

52,829

1,172,661

Three Months ended June 30, 2002

Branch-based Distribution
Lab Safety
Integrated Supply
Totals

Total net sales

       1,066,554

73,959

       58,691

1,199,204

Intersegment net sales

       (4,076
)
(336
)

       --

(4,412
)

Net sales to external customers

       1,062,478

73,623

       58,691

1,194,792

2003 vs. 2002

Total net sales
-2.0%
7.3%

-10.0%
-1.9%

Intersegment net sales
-4.3%
15.2%

       --

-2.8%

Net sales to external customers
-2.0%
7.3%

-10.0%
-1.9%

3rd Quarter

       Three Months ended September 30, 2003

Branch-based

Lab

Integrated

Distribution

Safety

Supply

Totals

Total net sales
1,075,498

79,232

50,087

1,204,817

Intersegment net sales
(3,645
)
(503
)
--

(4,148
)

Net sales to external customers
1,071,853

78,729

50,087

1,200,669

       Three Months ended September 30, 2002

Branch-based

Lab

Integrated

Distribution

Safety

Supply

Totals

Total net sales
1,075,450

74,988

57,092

1,207,530

Intersegment net sales
(3,757
)
(373
)
--

(4,130
)

Net sales to external customers
1,071,693

74,615

57,092

1,203,400

2003 vs. 2002

Total net sales

0
.0%
5
.7%

       -12

.3%
-0
.2%

Intersegment net sales
-3
.0%
34
.9%
--
0.4%

Net sales to external customers
0
.0%
5
.5%
-12.3%
-0.2%

W.W. Grainger, Inc. Supplemental Financial Information for the
Fourth Quarter Ended December 31, 2003

EXHIBIT C

Operating Earnings by Segment

($000's)

4th Quarter

       Three Months ended December 31, 2003

Branch-based

Lab

Integrated

Distribution

Safety

Supply

Totals

Total operating earnings
109,677
9,309
543

119,529

Unallocated expenses
--
--
--

(10,768
)

Elimination of intersegment profits
--
--
--

(8
)

Total consolidated operating earnings
109,677
9,309
543

108,753

       Three Months ended December 31, 2002

Branch-based

Lab

Integrated

Distribution

Safety

Supply

Totals

Total operating earnings
109,684
8,942
1,669

120,295

Unallocated expenses
--
--
--

(11,554
)

Elimination of intersegment profits
--
--
--

--

Total consolidated operating earnings
109,684
8,942
1,669

108,741

2003 vs. 2002
0.0%

4.1%

-67.5%

0.0%

Year

       Twelve Months ended December 31, 2003

Branch-based

Lab

Integrated

Distribution

Safety

Supply

Totals

Total operating earnings
390,183
41,885
3,201

435,269

Unallocated expenses
--
--
--

(48,009
)

Elimination of intersegment profits
--
--
--

1

Total consolidated operating earnings
390,183
41,885
3,201

387,261

       Twelve Months ended December 31, 2002

Branch-based

Lab

Integrated

Distribution

Safety

Supply

Totals

Total operating earnings
394,861
47,105
6,231

448,197

Unallocated expenses
--
--
--

(55,026
)

Elimination of intersegment profits
--
--
--

(16
)

Total consolidated operating earnings
394,861
47,105
6,231

393,155

2003 vs. 2002
-1.2%
-11.1%
-48.6%

-1.5%

W.W. Grainger, Inc. Supplemental Financial Information for the
Fourth Quarter Ended
  December 31, 2003

EXHIBIT C

Operating Earnings by Segment

($000's)

1st Quarter

Three Months ended March 31, 2003

Branch-based

Lab

Integrated

Distribution

Safety

Supply

Totals

Total operating earnings

91,025

10,853

1,134

103,012

Unallocated expenses

-

-

-

(11,605)

Elimination of intersegment profits

-

-

-

-

Total consolidated operating earnings

91,025

10,853

1,134

91,407

Three Months ended March 31, 2002

Branch-based

Lab

Integrated

Distribution

Safety

Supply

Totals

Total operating earnings

89,235

12,979

1,567

103,781

Unallocated expenses

-

-

-

(13,815)

Elimination of intersegment profits

-

-

-

(6)

Total consolidated operating earnings

89,235

12,979

1,567

89,960

2003 vs. 2002

2.0%

-16.4%

-27.6%

1.6%

2nd Quarter

Three Months ended June 30, 2003

Branch-based Distribution
Lab Safety
Integrated Supply
Totals

Total operating earnings

92,163

11,216

786

104,165

Unallocated expenses
--

--

--

(11,392
)

Elimination of intersegment profits
--

--

--

7

Total consolidated operating earnings
92,163

11,216

786

92,780

Three Months ended June 30, 2002

Branch-based Distribution
Lab Safety
Integrated Supply
Totals

Total operating earnings

97,717

12,170

1,333

111,220

Unallocated expenses
--

--

--

(16,948
)

Elimination of intersegment profits
--

--

--

(8
)

Total consolidated operating earnings
97,717

12,170

1,333

94,264

2003 vs. 2002
-5.7%

-7.8%

-41.0%

-1.6%

3rd Quarter

       Three Months ended September 30, 2003

Branch-based

Lab

Integrated

Distribution

Safety

Supply

Totals

Total operating earnings
97,318
10,507
738

108,563

Unallocated expenses
--
--
--

(14,244
)

Elimination of intersegment profits
--
--
--

2

Total consolidated operating earnings
97,318
10,507
738

94,321

       Three Months ended September 30, 2002

Branch-based

Lab

Integrated

Distribution

Safety

Supply

Totals

Total operating earnings
98,225
13,014
1,662

112,901

Unallocated expenses
--
--
--

(12,709
)

Elimination of intersegment profits
--
--
--

(2
)

Total consolidated operating earnings
98,225
13,014
1,662

100,190

2003 vs. 2002
-0.9%

-19.3%

-55.6%

-5.9%

W.W. Grainger, Inc. Supplemental Financial Information for the
Fourth Quarter Ended
  December 31, 2003